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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITOR'S CONSENT


We consent to the use of our reports incorporated herein by reference.


                                                    /s/ KPMG LLP
                                       -----------------------------------------
                                                      KPMG LLP

Minneapolis, Minnesota
September 12, 2001